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                                                                      EXHIBIT 21

                       PAXSON COMMUNICATIONS CORPORATION

                              LIST OF SUBSIDIARIES

                                                               STATE OR OTHER
                                                               JURISDICTION OF
                                                               INCORPORATION/
NAME                                                            ORGANIZATION
----                                                          -----------------
                                                                   FLORIDA
                                                              (EXCEPT AS NOTED)
Excel Marketing, Inc.
Jetstar Development, Inc.
Pax Net, Inc................................................        Delaware
Paxson Communications Television, Inc.
Paxson Communications LPTV, Inc.
Paxson Communications Management Company, Inc.
Paxson Sports Ventures Company, Inc.
Paxson Television Productions, Inc. (formerly -- Paxson Live
  Link Productions, Inc.)
PCC Direct (formerly -- Paxson Merchandising Ventures, Inc.)
The Infomall Cable Network, Inc.............................        Delaware
The Infomall TV Network, Inc................................        Delaware
Infomall of Los Angeles, Inc.
Travel Channel Acquisition Corporation......................        Delaware
World Travelers Network -- Miami, Inc.
World Travelers Network, Inc.
Paxson Communications of Akron-23, Inc.
Paxson Akron License, Inc.
Paxson Communications of Albany-55, Inc.
Paxson Albany License, Inc.
Paxson Communications of Albuquerque-14, Inc.
Paxson Albuquerque License, Inc.
Paxson Communications of Atlanta-14, Inc.
Paxson Atlanta License, Inc.
Paxson Communications of Battle Creek-43, Inc.
Horizon Broadcasting Corporation............................        Delaware
Paxson Communications of Birmingham-44, Inc.
Paxson Birmingham License, Inc.
Paxson Communications of Boston-46, Inc.
Paxson Communications of Boston-60, Inc.
Paxson Boston License, Inc.
Paxson Communications of Buffalo-51, Inc.
Paxson Buffalo License, Inc.
Paxson Communications of Cedar Rapids-48, Inc.
Paxson Cedar Rapids License, Inc.
Paxson Communications of Charleston-29, Inc.
Paxson Charleston License, Inc.
Paxson Communications of Chicago-38, Inc.
Paxson Chicago License, Inc.
Paxson Communications of Cleveland-67, Inc.
Paxson Communications of Dallas-68, Inc.
Paxson Dallas License, Inc.
United Broadcast Group II, Inc..............................           Texas(1)

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
                                                               STATE OR OTHER
                                                               JURISDICTION OF
                                                               INCORPORATION/
NAME                                                            ORGANIZATION
----                                                          -----------------
                                                                   FLORIDA
                                                              (EXCEPT AS NOTED)
Paxson Communications of Davenport-67, Inc.
Paxson Davenport License, Inc.
Paxson Communications of Dayton-26, Inc.
Paxson Dayton License, Inc.
Paxson Communications of Decatur-23, Inc.
Paxson Decatur License, Inc.
Paxson Communications of Denver-59, Inc.
Paxson Denver License, Inc.
Paxson Communications of Des Moines-39, Inc.
Paxson Des Moines License, Inc.
Paxson Communications of Detroit-31, Inc.
Paxson Detroit License, Inc.
Paxson Communications of Fayetteville-62, Inc.
Paxson Fayetteville License, Inc.
Paxson Communications of Fresno-61, Inc.
Paxson Fresno License, Inc.
Paxson Communications of Green Bay-14, Inc.
Paxson Green Bay License, Inc.
Paxson Communications of Greensboro-16, Inc.
Paxson Greensboro License, Inc.
Paxson Communications of Greenville-38, Inc.
Paxson Greenville License, Inc.
Paxson Communications of Hartford-18, Inc.
Paxson Communications of Hawaii-66, Inc.
Paxson Hawaii License, Inc.
Paxson Communications of Houston-49, Inc.
Paxson Houston License, Inc.
Paxson Communications of Jackson-51, Inc.
Paxson Jackson License, Inc.
Paxson Communications of Kansas City-50, Inc.
Paxson Kansas City License, Inc.
Paxson Communications of Knoxville-54, Inc.
Paxson Communications of Little Rock-42, Inc.
Paxson Little Rock License, Inc.
Paxson Communications of Los Angeles-30, Inc.
Paxson Los Angeles License, Inc.
Paxson Communications of Los Angeles-63, Inc.
Paxson Communications of Memphis-50, Inc.
Paxson Communications of Miami-35, Inc.
Paxson Miami-35 License, Inc.
Paxson Communications of Milwaukee-55, Inc.
Paxson Milwaukee License, Inc.
Paxson Communications of Minneapolis-41, Inc.
Paxson Minneapolis License, Inc.
Paxson Communications of Mobile-61, Inc.
Paxson Mobile License, Inc.
Paxson Communications of Nashville-28, Inc.
  (formerly -- Paxson Communications of Cookeville-28, Inc.)

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

                                                               STATE OR OTHER
                                                               JURISDICTION OF
                                                               INCORPORATION/
NAME                                                            ORGANIZATION
----                                                          -----------------
                                                                   FLORIDA
                                                              (EXCEPT AS NOTED)
Paxson Tennessee License, Inc.
Paxson Communications of New London-26, Inc.
Paxson Communications of New Orleans-49, Inc.
Paxson Communications of New York-31, Inc.
Paxson New York License, Inc.
Paxson Communications of New York-43, Inc.
Paxson Communications of Odessa-30, Inc.
Paxson Odessa License, Inc.
Paxson Communications of Oklahoma City-62, Inc.
Paxson Oklahoma City License, Inc.
Paxson Communications of Orlando-56, Inc.
Paxson Orlando License, Inc.
Paxson Communications of Philadelphia-61, Inc.
Paxson Philadelphia License, Inc.
Paxson Communications of Phoenix-13, Inc.
Paxson Phoenix License, Inc.
Paxson Communications of Phoenix-51, Inc.
Paxson Communications of Pittsburgh-40, Inc.
Paxson Pittsburgh License, Inc.
Paxson Communications of Portland-23, Inc.
Paxson Portland License, Inc.
Paxson Communications of Providence-69, Inc.
Ocean State Television, L.L.C...............................        Delaware(2)
Paxson Communications of Raleigh-Durham-47, Inc.
Paxson Communications of Roanoke-38, Inc.
Paxson Roanoke License, Inc.
Paxson Communications of Sacramento-29, Inc.
Paxson Sacramento License, Inc.
Paxson Communications of Salt Lake City-30, Inc.
Paxson Salt Lake City License, Inc.
Paxson Communications of San Jose-65, Inc.
Paxson San Jose License, Inc.
Paxson Communications of San Juan, Inc.
S&E Networks, Inc...........................................     Puerto Rico
Paxson Communications of Scranton-64, Inc.
Paxson Scranton License, Inc.
Paxson Communications of Seattle-24, Inc.
Paxson Seattle License, Inc.
Paxson Communications of Shreveport-21, Inc.
Paxson Shreveport License, Inc.
Paxson Communications of Springfield-34, Inc.
Paxson Springfield License, Inc.
Paxson Communications of St. Croix-15, Inc.
Paxson St. Croix License, Inc.
Paxson Communications of St. Louis-13, Inc.
  (formerly -- Paxson Communications of Minneapolis-45,
  Inc.)
Paxson Communications of Syracuse-56, Inc.
Paxson Syracuse License, Inc.

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

                                                               STATE OR OTHER
                                                               JURISDICTION OF
                                                               INCORPORATION/
NAME                                                            ORGANIZATION
----                                                          -----------------
                                                                   FLORIDA
                                                              (EXCEPT AS NOTED)
Paxson Communications of Tampa-66, Inc.
Paxson Tampa-66 License, Inc.
Paxson Communications of Tucson-46, Inc.
Paxson Tucson License, Inc.
Paxson Communications of Tulsa-44, Inc.
Paxson Communications of Washington-60, Inc.
Paxson Communications of Washington-66, Inc.
Paxson Washington License, Inc.

---------------

(1) 80% ownership

(2) 50% ownership

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